Exhibit 24
                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 4, 1994                /s/John M. Bissell
                                             John M. Bissell






























                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 7, 1994                /s/John D. Boyles
                                             John D. Boyles































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 1, 1994                /s/Richard M. DeVos, Jr.
                                             Richard M. DeVos, Jr.































                                  POWER OF ATTORNEY


               The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 1, 1994                /s/Earl D. Holton
                                             Earl D. Holton































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 2, 1994                /s/Michael J. Jandernoa
                                             Michael J. Jandernoa































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 2, 1994                /s/John P. Keller
                                             John P. Keller































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 2, 1994                /s/Jerry K. Myers
                                             Jerry K. Myers































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  October 31, 1994                /s/William U. Parfet
                                             William U. Parfet































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 1, 1994                /s/Percy A. Pierre
                                             Percy A. Pierre































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 2, 1994                /s/Peter F. Secchia
                                             Peter F. Secchia































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 8, 1994                /s/John C. Canepa
                                             John C. Canepa































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 8, 1994                /s/David J. Wagner
                                             David J. Wagner































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 9, 1994                /s/B. P. Sherwood, III
                                             B. P. Sherwood, III































                                  POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, does hereby appoint JOHN C. CANEPA, ROBERT L. SADLER, B. P. SHERWOOD, III, DAVID J. WAGNER, and RICHARD W. WROTEN, or any one of them, his or her attorney-in-fact and agent, with full power of substitution, to execute for the undersigned, in his or her name or in his or her capacity as a director or officer, or both, as the case may be, of OLD KENT FINANCIAL CORPORATION, a Form S-4 Registration Statement of OLD KENT FINANCIAL CORPORATION with respect to the issuance of Common Stock, $1.00 par value, in connection with the acquisition of First National Bank Corp., and any and all amendments to that Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever as fully and to all intents and purposes as the undersigned might or could do in person.



     Dated:  November 9, 1994                /s/Robert L. Sadler
                                             Robert L. Sadler